SYNERGY BRANDS, INC. CORPORATION AND CERTAIN OF ITS SUBSIDIARIES
                            MASTER SECURITY AGREEMENT

To:      Laurus Master Fund, Ltd.
         c/o Ironshore Corporate Services, Ltd.
         P.O. Box 1234 G.T
         Queensgate House
         South Church Street
         Grand Cayman, Cayman Islands

Date: April 2, 2004

To Whom It May Concern:

1. To secure the payment of all Obligations (as hereafter defined), Synergy Brands, Inc., a Delaware corporation (the "Company") each of the other undersigned parties (other than Laurus Master Fund, Ltd "Laurus")) and each other entity that is required to enter into this Master Security Agreement (each an "Assignor", collectively, the "Assignors") hereby assigns and grants to Laurus a continuing security interest in all of the following property now owned or at any time hereafter acquired by any Assignor, or in which any Assignor now have or at any time in the future may acquire any right, title or interest (the "Collateral"): all accounts, inventory, equipment, goods, documents, instruments (including, without limitation, promissory notes), contract rights, general intangibles (including, without limitation, payment intangibles and an absolute right to license on terms no less favorable than those current in effect among our affiliates, but not own intellectual property), chattel paper, supporting obligations, investment property (including, without limitation, all equity interests owned by any Assignor), letter-of-credit rights, trademarks and tradestyles in which any Assignor now have or hereafter may acquire any right, title or interest, all proceeds and products thereof (including, without limitation, proceeds of insurance) and all additions, accessions and substitutions thereto or therefore. In the event any Assignor wishes to finance the acquisition of any hereafter acquired equipment and/or inventory , in each case, in the ordinary course of business and have obtained a commitment from a financing source to finance such equipment or inventory from an unrelated third party, Laurus agrees to, upon the request of the respective Assignor, release its security interest on such hereafter acquired equipment or inventory so financed by such third party financing source. Except as otherwise defined herein, all capitalized terms used herein shall have the meaning provided such terms in the Securities Purchase Agreement referred to below.

2. The term "Obligations" as used herein shall mean and include all debts, liabilities and obligations owing by each Assignor to Laurus arising under, out of, or in connection with: (i) that certain Securities Purchase Agreement dated as of the date hereof by and between the Company and Laurus (the "Securities Purchase Agreement"), (ii) that certain Secured Convertible Note dated as of the date hereof made by the Company in favor of Laurus (the "Term Note"), (iii) that certain Warrant dated as of the date hereof made by the Company in favor of Laurus (the "Warrant"), (iv) that certain Subsidiary Guaranty dated as of the date hereof made by certain Subsidiaries of the Company, (the "Subsidiary Guaranty"), (v) that certain Registration Rights Agreement dated as of the date hereof by and between the Company and Laurus (the " Registration Rights Agreement"), (vi) this Master Security Agreement, (vii) that certain Stock Pledge Agreement dated as of the date hereof among the Company and Laurus (the "Stock Pledge Agreement"), (viii) that certain Escrow Agreement dated as of the date hereof among the Company, Laurus and the escrow agent referred to therein (the "Escrow Agreement"), and (ix) that certain Intercompany Subordination Agreement dated as of the date hereof among the Company, certain Subsidiaries of the Company and Laurus (the "Intercompany Subordination Agreement") (the Securities Purchase Agreement, the Term Note, the Warrant, the Registration Rights Agreement, the Subsidiary Guaranty, this Master Security Agreement, the Stock Pledge Agreement, the Escrow Agreement and the Intercompany Subordination Agreement, as each may be amended, modified, restated or supplemented from time to time, are collectively referred to as the "Documents"), and in connection with any documents, instruments or agreements relating to or executed in connection with the Documents or any documents, instruments or agreements referred to therein or otherwise, and in connection with any other indebtedness, obligations or liabilities of any Assignor to Laurus, whether now existing or hereafter arising, direct or indirect, liquidated or unliquidated, absolute or contingent, due or not due and whether under, pursuant to or evidenced by a note, agreement, guaranty, instrument or otherwise, in each case, irrespective of the genuineness, validity, regularity or enforceability of such Obligations, or of any instrument evidencing any of the Obligations or of any collateral therefor or of the existence or extent of such collateral, and irrespective of the allowability, allowance or disallowance of any or all of the Obligations in any case commenced by or against any Assignor under Title 11, United States Code, including, without limitation, obligations or indebtedness of each Assignor for post-petition interest, fees, costs and charges that would have accrued or been added to the Obligations but for the commencement of such case.

3. Each Assignor hereby jointly and severally represents, warrants and covenants to Laurus that:

(a) it is a corporation, partnership or limited liability company, as the case may be, validly existing, in good standing and organized under the respective laws of its jurisdiction of organization, as set forh on Schedule A and each Assignor will provide Laurus thirty (30) days' prior written notice of any change in any of its respective jurisdiction of organization;

(b) its legal name is as set forth in its respective Certificate of Incorporation or other organizational document (as applicable) as amended through the date hereof on Schedule A and it will provide Laurus thirty (30) days' prior written notice of any change in any of its legal names;

(c) its organizational identification number (if applicable) is as set forth on Schedule A hereto and it will provide Laurus thirty (30) days' prior written notice of any change in any of its organizational identification numbers;

(d) it is the lawful owner of the respective Collateral and it has the sole right to grant a security interest therein and will defend the Collateral against all claims and demands of all persons and entities;

(e) it will keep its respective Collateral free and clear of all attachments, levies, taxes, liens, security interests and encumbrances of every kind and nature ("Encumbrances"), except (i) Encumbrances securing the Obligations, (ii) Encumbrances securing indebtedness of any Assignor owed to IIG Capital LLC or any of its affiliates under agreements currently in place on the date hereof, and (iii) to the extent said Encumbrance does not secure indebtedness in excess of $100,000 and such Encumbrance is removed or otherwise released within ten
(10) days of the creation thereof;

(f) it will, at its and the other Assignors joint and several cost and expense keep the Collateral in good state of repair (ordinary wear and tear excepted) and will not waste or destroy the same or any part thereof other than ordinary course discarding of items no longer used or useful in its or such other Assignors' business;

(g) it will not without Laurus' prior written consent, sell, exchange, lease or otherwise dispose of the Collateral, whether by sale, lease or otherwise, except for the sale of inventory and collections of accounts receivable in the ordinary course of business and for the disposition or transfer in the ordinary course of business during any fiscal year of obsolete and worn-out equipment or equipment no longer necessary for its ongoing needs, having an aggregate fair market value of not more than $25,000 and only to the extent that:

     (i) the proceeds of any such disposition are used to acquire replacement Collateral which is subject to Laurus' security interest hereunder, or are used to repay Obligations or to pay general corporate expenses (it being understood that such replacement Collateral may also be subject to a security interest in favor of IIG Capital LLC); and

     (ii) following the occurrence of an Event of Default which continues to exist the proceeds of which are remitted to Laurus to be held as cash collateral for the Obligations;

(h) it will insure or cause the Collateral to be insured with Laurus' name as an additional insured against loss or damage by fire, theft, burglary, pilferage, loss in transit and such other hazards as Laurus shall specify in amounts and under policies by insurers as is customary in the case of companies engaged in businesses similar to the Company's business and all premiums thereon shall be paid by such Assignor and copies of the policies delivered to Laurus. If any such Assignor fails to do so, Laurus may procure such insurance and the cost thereof shall be promptly reimbursed by the Assignors, jointly and severally, and shall constitute Obligations;

     (i) it will at all reasonable times allow Laurus or Laurus' representatives free access to and the right of inspection of the Collateral;

(j) such Assignor (jointly and severally with each other Assignor) hereby indemnifies and saves Laurus harmless from all loss, costs, damage, liability and/or expense, including reasonable attorneys' fees, that Laurus may sustain or incur to enforce payment, performance or fulfillment of any of the Obligations and/or in the enforcement of this Master Security Agreement or in the prosecution or defense of any action or proceeding either against Laurus or any Assignor concerning any matter growing out of or in connection with this Master Security Agreement, and/or any of the Obligations and/or any of the Collateral except to the extent caused by Laurus' own gross negligence or willful misconduct (as determined by a court of competent jurisdiction in a final and nonappealable decision).

4. The occurrence of any of the following events or conditions shall constitute an "Event of Default":

(a) Breach of any covenant, warranty, representation or statement made or furnished to Laurus by any Assignor or on any Assignor's benefit was false or misleading in any material respect when made or furnished, and if subject to cure, shall not be cured for a period of fifteen (15) days;

(b) the loss, theft, substantial damage, destruction, sale or encumbrance to or of any of the Collateral or the making of any levy, seizure or attachment thereof or thereon except to the extent:

     (i) such loss is covered by insurance proceeds which are used to replace the item or repay Laurus; or

     (ii) said levy, seizure or attachment does not secure indebtedness in excess of $100,000 and such levy, seizure or attachment has not been removed or otherwise released within ten (10) days of the creation or the assertion thereof;

(b) any Assignor shall become insolvent, cease operations, dissolve, terminate our business existence, make 0 an assignment for the benefit of creditors, suffer the appointment of a receiver, trustee, liquidator or custodian of all or any part of Assignors' property;

(c) any proceedings under any bankruptcy or insolvency law shall be commenced by or against any Assignor and if commenced against any Assignor shall not be dismissed within thirty (30) days;

(d) the Company shall repudiate, purport to revoke or fail to perform any or all of its obligations under the Note (after passage of applicable cure period, if any) in any material respect; or

(e) an Event of Default shall have occurred under and as defined in the Securities Purchase Agreement or in any other Document .

5. Upon the occurrence of any Event of Default and at any time thereafter, Laurus may declare all Obligations immediately due and payable and Laurus shall have the remedies of a secured party provided in the Uniform Commercial Code as in effect in the State of New York, this Agreement and other applicable law. Upon the occurrence of any Event of Default and at any time thereafter, Laurus will have the right to take possession of the Collateral and to maintain such possession on our premises or to remove the Collateral or any part thereof to such other premises as Laurus may desire. Upon Laurus' request, each of the Assignors shall assemble or cause the Collateral to be assembled and make it available to Laurus at a place designated by Laurus. If any notification of intended disposition of any Collateral is required by law, such notification, if mailed, shall be deemed properly and reasonably given if mailed at least ten
(10) days before such disposition, postage prepaid, addressed to any Assignor either at such Assignor's address shown herein or at any address appearing on Laurus' records for such Assignor. Any proceeds of any disposition of any of the Collateral shall be applied by Laurus to the payment of all expenses in connection with the sale of the Collateral, including reasonable attorneys' fees and other legal expenses and disbursements and the reasonable expense of retaking, holding, preparing for sale, selling, and the like, and any balance of such proceeds may be applied by Laurus toward the payment of the Obligations in such order of application as Laurus may elect, and each Assignor shall be liable for any deficiency.

6. If any Assignor defaults in the performance or fulfillment of any of the terms, conditions, promises, covenants, provisions or warranties on such Assignor's part to be performed or fulfilled under or pursuant to this Master Security Agreement, Laurus may, at its option without waiving its right to enforce this Master Security Agreement according to its terms, immediately or at any time thereafter and without notice to any Assignor, perform or fulfill the same or cause the performance or fulfillment of the same for each Assignor's joint and several account and at each Assignor's joint and several cost and expense, and the cost and expense thereof (including reasonable attorneys' fees) shall be added to the Obligations and shall be payable on demand with interest thereon at the highest rate permitted by law.

7. Each Assignor appoints Laurus, any of Laurus' officers, employees or any other person or entity whom Laurus may designate as our attorney, with power to execute such documents in each of our behalf and to supply any omitted information and correct patent errors in any documents executed by any Assignor or, in the event that such Assignor does not act in a prompt manner, on such Assignor's behalf; to file financing statements against us covering the Collateral; to sign our name on public records; and to do all other things Laurus deems necessary as allowed under applicable law, to carry out this Master Security Agreement. Each Assignor hereby ratifies and approves all acts of the attorney and neither Laurus nor the attorney will be liable for any acts of commission or omission, nor for any error of judgment or mistake of fact or law other than gross negligence or willful misconduct (as determined by a court of competent jurisdiction in a final and non-appealable decision). This power being coupled with an interest, is irrevocable so long as any Obligations remains unpaid.

8. No delay or failure on Laurus' part in exercising any right, privilege or option hereunder shall operate as a waiver of such or of any other right, privilege, remedy or option, and no waiver whatever shall be valid unless in writing, signed by Laurus and then only to the extent therein set forth, and no waiver by Laurus of any default shall operate as a waiver of any other default or of the same default on a future occasion. Laurus' books and records containing entries with respect to the Obligations shall be admissible in evidence in any action or proceeding. Laurus shall have the right to enforce any one or more of the remedies available to Laurus, successively, alternately or concurrently. Each Assignor agrees to join with Laurus in executing financing statements or other instruments to the extent required by the Uniform Commercial Code in form satisfactory to Laurus and in executing such other documents or instruments as may be required or deemed necessary by Laurus for purposes of affecting or continuing Laurus' security interest in the Collateral.

9. This Master Security Agreement shall be governed by and construed in accordance with the laws of the State of New York and cannot be terminated orally. All of the rights, remedies, options, privileges and elections given to Laurus hereunder shall inure to the benefit of Laurus' successors and assigns. The term "Laurus" as herein used shall include Laurus, any parent of Laurus, any of Laurus' subsidiaries and any co-subsidiaries of Laurus' parent, whether now existing or hereafter created or acquired, and all of the terms, conditions, promises, covenants, provisions and warranties of this Agreement shall inure to the benefit of the foregoing and shall bind the representatives, successors and assigns of each Assignor and each of the foregoing. Laurus and each Assignor hereby (a) waive any and all right to trial by jury in litigation relating to this Agreement and the transactions contemplated hereby, (b) submit to the nonexclusive jurisdiction of any New York State court sitting in the borough of Manhattan, the city of New York and (c) waive any objection Laurus or each Assignor may have as to the bringing or maintaining of such action with any such court.

10. All notices from Laurus to any Assignor shall be sufficiently given if mailed or delivered to such Assignor's address set forth below.

                                               Very truly yours,
                                               SYNERGY BRANDS, INC.

                                               By:
                                               Name:
                                               Title:
                                               Address

                                               PHS GROUP, INC.

                                               By:
                                               Name:
                                               Title:
                                               Address:

                                               GRAN RESERVE CORPORATION

                                               By:
                                               Name:
                                               Title:
                                               Address:

                                               ACKNOWLEDGED:
                                               LAURUS MASTER FUND, LTD.

                                               By:
                                               Name:
                                               Title:

                                   SCHEDULE A

                                    Assignor
                          Jurisdiction of Organization
                       Organization Identification Number

                              Synergy Brands, Inc.
                                    Delaware
                                   22-2993066

                                 PHS Group, Inc.
                                  Pennsylvania
                                   22-3611766

                            Gran Reserve Corporation
                                     Florida
                                   27-0026581